UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2009
TEPPCO PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-10403 (Commission File Number)	76-0291058 (I.R.S. Employer Identification No.)

1100 Louisiana, Suite 1600, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 381-3636
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
TEPPCO Supplemental Indentures
          On October 27, 2009, in connection with the closing of certain consent solicitations and exchange offers, TEPPCO Partners, L.P., a Delaware limited partnership (“TEPPCO”), entered into an Eighth Supplemental Indenture dated October 27, 2009 (the “TEPPCO Senior Notes Supplemental Indenture”), among TEPPCO, TE Products Pipeline Company, LLC, a Texas limited liability company (“TE Products”), TCTM, L.P., a Delaware limited partnership (“TCTM”), TEPPCO Midstream Companies, LLC, a Texas limited liability company (“TEPPCO Midstream”), Val Verde Gas Gathering Company, L.P., a Delaware limited partnership (“Val Verde” and together with TE Products, TCTM, and TEPPCO Midstream, the “Subsidiary Guarantors”), and U.S. Bank National Association, successor, pursuant to Section 7.09 of the indenture, to Wachovia Bank, National Association and First Union National Bank, as trustee (the “2002 TEPPCO Indenture Trustee”).
          On October 27, 2009, in connection with the closing of certain consent solicitations and exchange offers, TEPPCO also entered into a Third Supplemental Indenture dated as of October 27, 2009 (the “TEPPCO Subordinated Notes Supplemental Indenture”), among TEPPCO, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “2007 TEPPCO Indenture Trustee”).
          The TEPPCO Senior Notes Supplemental Indenture deleted all of the sections or provisions listed below under the indenture dated as of February 20, 2002, as amended and supplemented, among TEPPCO, the Subsidiary Guarantors and U.S. Bank National Association (successor in interest to Wachovia Bank, National Association and First Union National Bank) (the “2002 TEPPCO Indenture”) for any senior notes issued pursuant to the 2002 TEPPCO Indenture:
•	Section 4.05 — SEC Reports; Financial Statements (except for the last sentence of Section 4.05(a))

•	Section 4.06 — Compliance Certificate

•	Section 4.08 — Existence

•	Section 4.09 — Maintenance of Properties

•	Section 4.10 — Payment of Taxes and Other Claims

•	Section 4.12 — Limitation on Sale-Leaseback Transactions

•	Section 4.13 — Limitation on Liens

•	Section 4.14 — Additional Subsidiary Guarantors

•	Section 10.01 — Consolidations and Mergers of the Partnership

•	Section 10.02 — Rights and Duties of Successor Partnership
          In addition, clause (h) (cross-default of other indebtedness) of Section 6.01 (Events of Default) was deleted.
          The TEPPCO Subordinated Notes Supplemental Indenture deleted all of the sections or provisions listed below under the indenture dated as of May 14, 2007, as amended and supplemented, among TEPPCO, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A. (successor in name to The Bank of New York Trust Company, N.A.) (the “2007 TEPPCO Indenture”) for any subordinated notes issued pursuant to the 2007 TEPPCO Indenture:
•	Section 4.05 — SEC Reports; Financial Statements (except for the last sentence of Section 4.05(a))

•	Section 4.06 — Compliance Certificate

•	Section 4.08 — Existence

•	Section 4.09 — Maintenance of Properties

•	Section 4.10 — Payment of Taxes and Other Claims

•	Section 4.12 — Additional Subsidiary Guarantors

•	Section 5.1 — Restricted Payments

•	Section 10.01 — Consolidations and Mergers of the Partnership

•	Section 10.02 — Rights and Duties of Successor Partnership
          On October 27, 2009, the unexchanged aggregate principal amount issued and outstanding with respect to each series of TEPPCO Notes is:

Principal Amount
Outstanding as of October
Series of TEPPCO Notes	27, 2009

7.625% Senior Notes due February 2012	$9,533,000
6.125% Senior Notes due February 2013	$17,440,000
5.90% Senior Notes due April 2013	$12,400,000
6.65% Senior Notes due April 2018	$310,000
7.55% Senior Notes due April 2038	$425,000

Total Senior Notes	$40,108,000

7.000% Junior Subordinated Notes due June 2067	$14,241,000

Total TEPPCO Notes	$54,349,000
          The foregoing descriptions of the TEPPCO Senior Notes Supplemental Indenture and TEPPCO Subordinated Notes Supplemental Indenture are qualified in their entirety by reference to the full text of these indentures, which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Form 8-K and are incorporated herein by reference.
Item 1.02 Termination of Material Definitive Agreement.
          In connection with the consummation of the merger of TEPPCO with a subsidiary of Enterprise Products Partners L.P., a Delaware limited partnership (NYSE: EPD) (“Enterprise”), described below in Item 2.01, on October 26, 2009, the Loan Agreement, dated August 5, 2009, by and between Enterprise Products Operating LLC (“EPO”), as Lender, and TEPPCO, as Borrower, has been terminated. No borrowings were outstanding under this loan agreement as of October 26, 2009.
Item 2.01. Completion of Acquisition or Disposition of Assets.
MLP Merger Agreement
          On October 26, 2009, Enterprise Sub B LLC, a Delaware limited liability company and a wholly owned subsidiary of Enterprise (“Merger Sub B”), merged with and into TEPPCO, with TEPPCO surviving the merger as a wholly owned subsidiary of Enterprise (the “MLP Merger”), pursuant to the Agreement and Plan of Merger, dated as of June 28, 2009 (the “MLP Merger Agreement”), by and among Enterprise, Enterprise Products GP, LLC, a Delaware limited liability company and the general partner of Enterprise (“EPD GP”), Merger Sub B, TEPPCO and Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company and the general partner of TEPPCO (“TEPPCO GP”).
          Prior to the GP Merger (as defined below), TEPPCO GP was a direct, wholly owned subsidiary of Enterprise GP Holdings L.P. (NYSE: EPE) (“EPE”).

          Under the terms of the MLP Merger Agreement, all outstanding TEPPCO units, other than 3,645,509 TEPPCO units (the “Designated Units”) owned by an affiliate of EPCO, Inc. (“EPCO”), a private company controlled by Dan L. Duncan, were cancelled and converted into the right to receive Enterprise common units based on an exchange rate of 1.24 Enterprise common units per TEPPCO unit. The Designated Units were converted, based on the 1.24 exchange rate, into the right to receive 4,520,431 Enterprise Class B Units (the “Class B Units”). The Class B Units are not entitled to regular quarterly cash distributions of Enterprise for the first sixteen quarters following the closing of the MLP Merger. The Class B Units will convert automatically into Enterprise common units on the date immediately following the payment date for the sixteenth distribution following the closing of the MLP Merger. No fractional Enterprise common units will be issued in the MLP Merger, and TEPPCO unitholders will, instead, receive cash in lieu of fractional Enterprise common units, if any.
GP Merger Agreement
          On October 26, 2009, in connection with the MLP Merger, Enterprise Sub A LLC, a Delaware limited liability company and wholly owned subsidiary of Enterprise (“Merger Sub A”), was merged with and into TEPPCO GP, with TEPPCO GP surviving the merger as a wholly owned subsidiary of Enterprise (the “GP Merger,” and, together with the MLP Merger, the “Mergers”) pursuant to an Agreement and Plan of Merger, dated as of June 28, 2009 (the “GP Merger Agreement”), by and among Enterprise, EPD GP, Merger Sub A, TEPPCO and TEPPCO GP.
          Under the terms of the GP Merger Agreement, EPE, the prior owner of 100% of the limited liability company interests in TEPPCO GP, received 1,331,681 Enterprise common units and an increase in the capital account of EPD GP to maintain EPD GP’s 2% general partner interest in Enterprise. EPD GP is a wholly owned subsidiary of EPE.
          The foregoing descriptions of the MLP Merger Agreement and the GP Merger Agreement are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.
Item 3.03 Material Modification to the Rights of Security Holders.
           The information included in Item 1.01 and the information included under the heading “MLP Merger Agreement” under Item 2.01 of this Form 8-K is incorporated by reference into this Item 3.03 in its entirety.
Item 5.03. Amendment to Articles of Incorporation or Bylaws.
          In connection with the closing of the Mergers and the exchange offers and the contribution of all of the member interests of TEPPCO GP from Enterprise to EPO, effective October 27, 2009, immediately after giving effect to the consummation of the exchange offers, the limited liability company agreement of TEPPCO GP was amended and restated in its entirety as the Second Amended and Restated Limited Liability Company Agreement of TEPPCO GP, dated as of October 27, 2009 (the “Restated TEPPCO GP LLC Agreement”).
          In addition, on October 27, 2009, in connection with the closing of the Mergers and the exchange offers and the contribution of all of the limited partner interests of TEPPCO from Enterprise to EPO, TEPPCO GP (as the sole general partner of TEPPCO) and EPO (as the sole limited partner of TEPPCO), entered into the Fifth Amended and Restated Agreement of Limited Partnership, dated as of October 27, 2009 (the “Restated TEPPCO Partnership Agreement”). The Restated TEPPCO Partnership Agreement eliminated the incentive distribution rights of the general partner and provided for the general partner’s 2% general partner interest and the limited partner’s 98% limited partner interest. The Restated TEPPCO Partnership Agreement also simplified provisions relating to other matters, including conflicts of interest, special approval and rights of limited partners previously included as customary terms for a publicly traded limited partnership.
          Copies of the Restated TEPPCO GP LLC Agreement and the Restated TEPPCO Partnership Agreement are also filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Form 8-K and are incorporated herein by reference.
Item 7.01 Other Events.
          On October 26, 2009, TEPPCO and Enterprise issued a joint press release relating to the closing of the Mergers and the results of the exchange offers on that date, which was the expiration date for the exchange offers. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
          The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless TEPPCO specifically states that the information is considered

“filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 28, 2009, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub B LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC. (Filed as Exhibit 2.1 to the Current Report on Form 8-K of TEPPCO Partners, L.P. (Commission File No. 1-10403) filed on June 29, 2009 and incorporated herein by reference).
2.2	Agreement and Plan of Merger, dated as of June 28, 2009, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub A LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC. (Filed as Exhibit 2.2 to the Current Report on Form 8-K of TEPPCO Partners, L.P. (Commission File No. 1-10403) filed on June 29, 2009 and incorporated herein by reference).
3.1*	Second Amended and Restated Limited Liability Company Agreement of Texas Eastern Products Pipeline Company, LLC dated as of October 27, 2009.
3.2*	Fifth Amended and Restated Agreement of Limited Partnership of TEPPCO Partners, L.P. dated as of October 27, 2009.
4.1*	Eighth Supplemental Indenture, dated as of October 27, 2009, among TEPPCO Partners, L.P., TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, Val Verde Gas Gathering Company, L.P., as the Subsidiary Guarantors, and U.S. Bank National Association, successor to Wachovia Bank, National Association and First Union National Bank, as trustee.
4.2*	Third Supplemental Indenture, dated as of October 27, 2009, among TEPPCO Partners, L.P., TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, Val Verde Gas Gathering Company, L.P., as the Subsidiary Guarantors, and The Bank of New York Mellon Trust Company, N.A., as trustee.
99.1*	Joint Press Release dated October 26, 2009.

*	Filed with this Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO PARTNERS, L.P.
	By:	TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC, its General Partner

Date: October 28, 2009	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of Texas Eastern Products Pipeline Company, LLC

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 28, 2009, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub B LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC. (Filed as Exhibit 2.1 to the Current Report on Form 8-K of TEPPCO Partners, L.P. (Commission File No. 1-10403) filed on June 29, 2009 and incorporated herein by reference).
2.2	Agreement and Plan of Merger, dated as of June 28, 2009, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub A LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC. (Filed as Exhibit 2.2 to the Current Report on Form 8-K of TEPPCO Partners, L.P. (Commission File No. 1-10403) filed on June 29, 2009 and incorporated herein by reference).
3.1*	Second Amended and Restated Limited Liability Company Agreement of Texas Eastern Products Pipeline Company, LLC dated as of October 27, 2009.
3.2*	Fifth Amended and Restated Agreement of Limited Partnership of TEPPCO Partners, L.P. dated as of October 27, 2009.
4.1*	Eighth Supplemental Indenture, dated as of October 27, 2009, among TEPPCO Partners, L.P., TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, Val Verde Gas Gathering Company, L.P., as the Subsidiary Guarantors, and U.S. Bank National Association, successor to Wachovia Bank, National Association and First Union National Bank, as trustee.
4.2*	Third Supplemental Indenture, dated as of October 27, 2009, among TEPPCO Partners, L.P., TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, Val Verde Gas Gathering Company, L.P., as the Subsidiary Guarantors, and The Bank of New York Mellon Trust Company, N.A., as trustee.
99.1*	Joint Press Release dated October 26, 2009.

*	Filed with this Form 8-K.